UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 27, 2005

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01		23-2215075
(Commission File Number)		(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA		19512
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 367-6001

N/A
(Former Name or Former Address, if Changed Since Last Report)
______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 27, 2005, the Board of Directors (the “Board”) of National Penn Bancshares, Inc. (“National Penn”), after setting the size of the Board at 14 directors and the size of Class III directors at five directors, elected Thomas A. Beaver as a Class III director. As a Class III director, Mr. Beaver has a term through the annual meeting of shareholders to be held in April 2008. National Penn’s press release dated July 28, 2005 is included in this Report as Exhibit 99.2 and incorporated herein by reference.

Item 5.04 Temporary Suspension of Trading under Registrant’s Employee Benefit Plans

On July 29, 2005, the conversion of the National Penn Bancshares, Inc. Capital Accumulation Plan, a 401(k) plan, from a monthly valuation basis to a daily valuation basis was completed. Accordingly, the “black-out” periods on transactions in National Penn common stock in the Plan, which had been imposed beginning July 1, 2005 under the provisions of Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 (ERISA) and under Section 306(a) of the Sarbanes-Oxley Act of 2002 (SOX) were ended as of July 29, 2005.

Item 8.01 Other Events

On July 27, 2005, the Board formalized the position of lead independent director, a role currently performed by Kenneth A. Longacre, Chairman of the Nominating/Corporate Governance Committee of the Board. As the director formally designated as lead independent director, Mr. Longacre will continue to coordinate the activities of the other non-employee independent directors, chair the meetings of the non-employee independent directors in executive session, and coordinate Board meetings, agendas and related matters with Chairman and CEO Wayne R. Weidner. On July 27, 2005, the Board also declared a cash dividend of $.20 per share payable on August 17, 2005 to shareholders of record as of August 6, 2005. National Penn’s press release dated July 27, 2005 is included in this Report as Exhibit 99.1 and is incorporated herein by reference.

Also on July 27, 2005, the Board approved the formation of a Directors’ Risk Committee. This Committee will be comprised of the Chairs of three of the Board’s standing committees, the Audit, Compensation and Nominating/Corporate Governance Committees, and two other non-employee independent directors. The Committee will assist the Board in providing oversight, direction and authority to management regarding National Penn’s enterprise-wide risk management process.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

	99.1	National Penn Bancshares, Inc. Press Release dated July 27, 2005

	99.2	National Penn Bancshares, Inc. Press Release dated July 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date:	July 29, 2005	By:	/s/ Wayne R. Weidner
			Name:	Wayne R. Weidner
			Title:	Chairman and CEO

EXHIBIT INDEX

Exhibit Number	Description

99.1	National Penn Bancshares, Inc. Press Release dated July 27, 2005

99.2	National Penn Bancshares, Inc. Press Release dated July 28, 2005.